SELIGMAN
                                  -----------
                                    LARGE-CAP
                                   VALUE FUND



                                                        [GRAPHIC]


                                                     MID-YEAR REPORT
                                                      JUNE 30, 1998



                                                     A VALUE APPROACH
                                                      TO SEEKING THE
                                                   CAPITAL APPRECIATION
                                                       POTENTIAL OF
                                                     LARGER COMPANIES


                                                          [LOGO]


                                                  J. & W. SELIGMAN & CO.
                                                       INCORPORATED
                                                     ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


TIMES CHANGE...
Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions for these changing times.

[PHOTO]

JAMES, JESSE AND JOSEPH SELIGMAN, 1870

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest, diversified, publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.


 ...VALUES ENDURE
Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.



TABLE OF CONTENTS
To the Shareholders ..................................    1
Interview With Your Portfolio Managers ...............    2
Performance Overview .................................    4
Portfolio Overview ...................................    6
Portfolio of Investments .............................    8
Statement of Assets and Liabilities ..................    9
Statement of Operations ..............................   10
Statements of Changes in Net Assets ..................   11
Notes to Financial Statements ........................   12
Financial Highlights .................................   15
Report of Independent Auditors .......................   16
Board of Directors ...................................   17
Executive Officers and For More Information ..........   18
Glossary of Financial Terms ..........................   19

TO THE SHAREHOLDERS




In the first six months of 1998, Seligman Large-Cap Value Fund posted a total return of 13.75% based on the net asset value of Class A shares. This return compares to the 17.71% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the 16.21% total return of the Russell 1000 Index, another broad-based large-cap stock index. The Fund's return lagged that of the S&P 500 because that Index is comprised primarily of large-capitalization growth stocks, which appreciated in price during the first half. Your Fund invests in large-capitalization value stocks, which overall did not fare well in the period. In general, investors favored growth stocks over value stocks, which is discussed in more detail below.

The US economy continued to grow throughout the first half of the year, bringing the expansion into an unprecedented eighth year. Inflation was low, wages high, consumer spending strong, and the labor market tight. According to the Conference Board, consumer confidence rose to a 29-year high in June, reflecting these positive fundamentals. Further, the supply of consumer goods kept pace with demand, which helped the economic expansion remain balanced.

This environment was not ideal for large-capitalization value investments, however. In the US equity market, the dominant trend was a "flight to quality," as investors stressed the importance of quality, liquidity, and safety. Fear of a growing impact of the Asian financial crisis, coupled with lower corporate profits, caused investors to favor large-cap growth stocks, believing these offered more stability than other investment vehicles. This came at the expense of large-cap value stocks. The market effectively became two-tiered, as the 30 largest companies in the S&P 500 accounted for more than half of its gains.

Looking ahead, the Asian crisis has just begun to affect the US economy, and it may eventually have a negative impact on the domestic equity market. While the crisis caused investors to retreat into large-cap growth stocks, it may begin to pressure these companies, and their stock prices, in the months to come. In general, we believe that domestic economic fundamentals will remain positive, which should benefit the companies in which your Fund invests. However, we also believe that investor expectations for a continued strong appreciation in the prices of equities may be too optimistic. As the market for large-cap growth stocks is currently fully valued, we believe that reasonably valued large-cap value stocks, such as those held by your Fund, should come back into favor.

As you may know, companies are modifying their computer systems to recognize dates of January 1, 2000, and beyond. This is often referred to as the "Y2K" problem. Unless systems are updated, many applications may interpret the last two digits of the year to mean 1900 instead of 2000. J. & W. Seligman & Co. Incorporated, the Seligman Investment Companies, and Seligman Data Corp., your shareholder service agent, have jointly established a team to ensure that your investment and shareholder services are not disrupted. This team is supported by consulting firms specializing in Y2K solutions. Substantial work has been performed to date, and we are confident that there will be no disruption in the services provided by your Fund.

Thank you for your continued interest in Seligman Large-Cap Value Fund. We look forward to serving your investment needs in the many years to come. A discussion with your Portfolio Managers, the Fund's portfolio of investments, and financial statements follow this letter.

By order of the Board of Directors,



/s/William C. Morris
--------------------
William C.  Morris
Chairman

                                /s/Brian T. Zino
                                ----------------
                                Brian T.  Zino
                                President


July 31,  1998

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN


Q.  HOW DID SELIGMAN LARGE-CAP VALUE FUND PERFORM IN THE FIRST HALF OF 1998?

A. In the first six months of 1998, Seligman Large-Cap Value Fund posted a total return of 13.75% based on net asset value of Class A shares, compared to the 17.71% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the 16.21% total return of the Russell 1000 Index, another broad-based large-cap stock index.


Q. WHICH ECONOMIC AND MARKET FACTORS INFLUENCED THE FUND'S RESULTS IN THE FIRST HALF OF 1998?

A. The investment environment continued to benefit from low inflation, steady wage increases, strong consumer spending, and low unemployment. The Asian financial crisis actually had positive effects on the overall US equity market in the first half, but it began to negatively impact corporate profits in some industries. The Asian markets have historically been strong areas of business, but the crisis depressed demand for consumer products, infrastructure equipment, and commodities throughout the region. As a result, companies flooded the US with inexpensive imports. This effectively suppressed inflationary pressures that usually emerge during periods of sustained economic expansion. However, the Asian crisis increased demand for "safe haven" US equities, as both domestic and overseas investors purchased recognized, liquid, large-capitalization growth stocks. This often came at the expense of large-cap value stocks.

Q.  WHICH SECTORS AFFECTED THE FUND'S PERFORMANCE IN THE FIRST HALF?

A. The factors that strengthened the US equity market also led to improved performances by many of the Fund's holdings, especially retail stocks in the consumer cyclicals sector. The Fund's retail holdings, including Sears, Roebuck, J.C. Penney, and May Department Stores, performed well. The outstanding performer in consumer cyclicals, however, was auto maker Ford Motor Company, which gained 82.9% in the first six months. The company benefited from the continued effects of restructuring, as well as earnings that exceeded the market's expectations. Overall, we anticipate favorable performance from the consumer cyclicals sector in the second half of the year.

                                    [PHOTO]

SELIGMAN VALUE TEAM: (FROM LEFT) NEVIS GEORGE (ADMINISTRATIVE ASSISTANT), MILTON RUBIN (CLIENT SERVICES), RICHARD S. ROSEN (CO-PORTFOLIO MANAGER), (SEATED) NEIL
T. EIGEN (PORTFOLIO MANAGER)


A TEAM APPROACH

Seligman Large-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has 29 years of experience as a value investor. Mr. Eigen and Richard S. Rosen are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued large-capitalization companies with the potential for high returns on equity.

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN


    Results in the financial sector were mixed in the first half. The portfolio's holdings benefited from general strength in the financial sector, as low interest rates, deregulation, and consolidation among companies had positive effects on many financial stocks. Well- publicized merger announcements of several large financial institutions caused an overall rise in financial companies' share prices. The appreciation in the stock prices of Equitable Companies and BankAmerica enhanced the Fund's performance. However, Summit Bancorp, Federal National Mortgage Association, Bank of New York, St. Paul Companies, and Washington Mutual failed to meet expectations.

Q.  WHAT WAS THE INVESTMENT STRATEGY?

A. We maintained a long-term investment strategy of seeking superior capital appreciation by identifying high-quality, value-oriented companies that possess an agent for change. A company's improving prospects should attract investors and create a positive attitude about its stock. Rather than focusing on specific economic factors, market forces, or industrial sectors, and working backwards to choose investments (the top-down approach), we judge each investment on its own merit. Using the bottom-up approach, we buy stocks because we think a company's prospects are improving significantly, and, therefore, its stock's value will rise over a long period of time.

Q.  WHAT IS THE OUTLOOK?

A. There are indications that the Asian financial crisis has only just begun to impact the US economy, and it may negatively affect the US equity market in the future. While the crisis led investors to large-cap growth stocks, lifting share prices to fully valued levels, the crisis may begin to exert a negative impact on these same companies, and their stock prices, in the months to come.

    In general, US economic fundamentals remain positive, yet we believe expectations for the continued appreciation in the price of growth stocks may be too optimistic. The conditions that fueled demand for growth stocks and sent valuations higher may not exist to support the fully valued market levels in the second half of the year.

    By June 30, the stock market, as measured by the S&P 500, was selling at roughly 23 times anticipated earnings, suggesting that the market for large-cap growth stocks as a whole is richly valued. We think that value stocks should come back into favor as investors recognize that they are competitively priced. Seligman Large-Cap Value Fund's portfolio has an overall price-to-earnings ratio that is below that of the market in general, yet has a predicted earnings growth rate over the next 12 months in excess of that of the overall market. Therefore, we believe the Fund is well-positioned for improved performance in the second half of 1998.

PERFORMANCE OVERVIEW


INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 1998

                                                                 AVERAGE ANNUAL
                                                            -------------------------
                                                                            SINCE
                                                 SIX           ONE        INCEPTION
                                               MONTHS*        YEAR         4/25/97
                                             ----------      -------     -----------
CLASS A**
With Sales Charge                                8.39%        23.39%        32.97%
Without Sales Charge                            13.75         29.47         38.62

CLASS B**
With CDSL+                                       8.38         23.55         34.29
Without CDSL                                    13.38         28.55         37.49

CLASS D**
With 1% CDSL                                    12.38         27.55           n/a
Without CDSL                                    13.38         28.55         37.49

RUSSELL 1000 INDEX***                           16.21         30.15         36.87++

S&P 500***                                      17.71         30.16         36.91++

NET ASSET VALUE
                   JUNE 30, 1998           DECEMBER 31, 1997           JUNE 30, 1997
                  --------------         --------------------         --------------
CLASS A                $10.34                    $9.09                     $8.11
CLASS B                 10.25                     9.04                      8.09
CLASS D                 10.25                     9.04                      8.09


CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 1998

REALIZED                $0.112
UNREALIZED               0.881+++

   Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.


-----------------
   *Returns for periods of less than one year are not annualized.
  **Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged on redemptions made within one year of the date of purchase.
 ***The Russell 1000 Index and the S&P 500 are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees and sales charges. Investors cannot invest directly in an index.
   +The CDSL is 5% for periods of one year or less, and 4% since inception. ++From April 30, 1997.
 +++Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1998.

PERFORMANCE OVERVIEW





                               GROWTH OF AN
              ASSUMED $10,000 INVESTMENT IN
                             CLASS A SHARES

                        APRIL 25, 1997,+ TO
                              JUNE 30, 1998

[The following table represents a chart in the printed report]

4/25/97  9,520.00* Initial Amount Invested
5/31/97  10,173.00
6/30/97  10,813.00
7/31/97  11,813.00
8/31/97  11,333.00
9/30/97  11,813.00
10/31/97 11,360.00
11/30/97 12,120.00
12/31/97 12,308.00
1/31/98  12,335.00
2/28/98  13,432.00
3/31/98  13,906.00
4/30/98  13,973.00
5/31/98  14,095.00
6/30/98  14,000.00 Total Value at June 30, 1998




               GROWTH OF AN ASSUMED $10,000
                              INVESTMENT IN
                             CLASS B SHARES

                        APRIL 25, 1997,+ TO
                              JUNE 30, 1998

[The following table represents a chart in the printed report]

4/25/97  10,000.00 Initial Amount Invested
5/31/97  10,672.00
6/30/97  11,331.00
7/31/97  12,381.00
8/31/97  11,863.00
9/30/97  12,367.00
10/31/97 11,891.00
11/30/97 12,661.00
12/31/97 12,846.00
1/31/98  12,874.00
2/28/98  14,011.00
3/31/98  14,494.00
4/30/98  14,551.00
5/31/98  14,664.00
6/30/98  14,565.00 **Total Value at June 30, 1998



               GROWTH OF AN ASSUMED $10,000
                              INVESTMENT IN
                             CLASS D SHARES

                        APRIL 25, 1997,+ TO
                              JUNE 30, 1998

[The following table represents a chart in the printed report]

4/25/97  10,000.00 Initial Amount Invested
5/31/97  10,672.00
6/30/97  11,331.00
7/31/97  12,381.00
8/31/97  11,863.00
9/30/97  12,367.00
10/31/97 11,891.00
11/30/97 12,661.00
12/31/97 12,846.00
1/31/98  12,874.00
2/28/98  14,011.00
3/31/98  14,494.00
4/30/98  14,551.00
5/31/98  14,664.00
6/30/98  14,565.00 Total Value at June 30, 1998



These charts reflect the growth of a $10,000 investment for Class A, Class B, and Class D shares since inception, assuming that all distributions within the period are invested in additional shares.



----------------
 * Net of the 4.75% maximum initial sales charge.
** Excludes the effect of the 4% CDSL.
 + Inception date.

PORTFOLIO OVERVIEW





DIVERSIFICATION OF NET ASSETS
JUNE 30, 1998

                                                                                             PERCENT OF NET ASSETS
                                                                                             ---------------------
                                                                                              JUNE       DECEMBER
                                               ISSUES         COST             VALUE        30, 1998     31, 1997
                                               ------    ------------       ------------    --------    ----------
COMMON STOCKS:
  Aerospace ...............................       2      $  7,252,307       $  7,791,875        6.3           6.6
  Automotive and Related ..................       2         6,407,422          8,046,344        6.5           5.9
  Banking .................................       3        12,459,861         13,796,437       11.2          11.2
  Drugs and Health Care ...................       1         2,806,735          3,551,569        2.9           6.1
  Electric Utilities ......................       1         3,534,934          3,708,250        3.0           3.2
  Energy ..................................       1         3,771,157          3,927,437        3.2           3.4
  Finance and Insurance ...................       5        16,404,831         19,196,738       15.5          15.2
  Food ....................................       1         3,701,815          4,049,531        3.3           2.7
  Household Products and Furnishings ......       3        10,854,769         11,135,812        9.0           9.6
  Industrial Equipment ....................       1         3,339,294          4,095,000        3.3           3.0
  Medical Products and Technology .........       2         6,883,939          7,965,694        6.4           6.8
  Office Equipment ........................       1         3,174,823          3,912,562        3.2           3.3
  Packaging ...............................       1         3,895,260          3,800,000        3.1           3.4
  Paper and Forest Products ...............       2         6,002,727          6,133,088        5.0            --
  Retail Trade ............................       3         9,336,369         10,644,813        8.6          10.9
  Specialty Materials .....................       1         4,559,780          3,399,688        2.8           3.3
  Tobacco .................................       1         4,151,330          3,957,188        3.2           3.4
                                             ------      ------------       ------------     ------         -----
                                                 31       108,537,353        119,112,026       96.5          98.0
SHORT-TERM HOLDINGS AND
  OTHER ASSETS LESS LIABILITIES                   1         4,338,437          4,338,437        3.5           2.0
                                             ------      ------------       ------------      ------        -----

NET ASSETS                                       32      $112,875,790       $123,450,463      100.0         100.0
                                             ======      ============       ============      =====         =====



[The following table represents a graph in the printed report]

LARGEST INDUSTRIES
JUNE 30, 1998


INDUSTRY                             PERCENT   NET ASSETS
--------                             -------   -----------
FINANCE AND INSURANCE                 15.5%    $19,196,738
BANKING                               11.2%    $13,796,437
HOUSEHOLD PRODUCTS AND FURNISHINGS     9.0%    $11,135,812
RETAIL TRADE                           8.6%    $10,644,813
AUTOMOTIVE AND RELATED                 6.5%    $ 8,046,344

PORTFOLIO OVERVIEW



LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS


                                          SHARES
                                  -------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE       6/30/98
-----------                       -----------   -----------
Champion International ..........    49,200        49,200
Crown Cork &Seal ................    45,000        80,000
Dole Food .......................    51,000        81,500
General Motors ..................    38,000        59,500
Georgia-Pacific .................    63,000        63,000
Kimberly-Clark ..................    54,500        84,500
Philip Morris ...................    62,000       100,500
Raychem .........................    76,000       115,000
Summit Bancorp ..................    85,000       129,350
Washington Mutual ...............    45,900        90,500*



                                          SHARES
                                  -------------------------
                                                 HOLDINGS
REDUCTIONS                         DECREASE       6/30/98
-------------                     -----------   -----------
GAP .............................    37,500            --
Humana ..........................    82,300            --
USF&G ...........................    83,800            --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.


---------------
* Includes 23,500 shares received as a result of a 2-for-1 stock split.





LARGEST PORTFOLIO HOLDINGS
JUNE 30, 1998

SECURITY                                      VALUE
----------                                 ----------
Summit Bancorp ........................    $6,144,125
Medtronic .............................     4,462,500
The Equitable Companies ...............     4,121,562
General Electric ......................     4,095,000
Ford Motor ............................     4,071,000
United Technologies ...................     4,070,000
Dole Food .............................     4,049,531
General Motors ........................     3,975,344
Philip Morris .........................     3,957,188
Washington Mutual .....................     3,928,266

PORTFOLIO OF INVESTMENTS
JUNE 30, 1998



                                       SHARES        VALUE
                                     ----------   ------------
COMMON STOCKS  96.5%
AEROSPACE  6.3%
Goodrich (B.F.)                        75,000     $  3,721,875
United Technologies                    44,000        4,070,000
                                                  ------------
                                                     7,791,875
                                                  ------------
AUTOMOTIVE AND RELATED  6.5%
Ford Motor                             69,000        4,071,000
General Motors                         59,500        3,975,344
                                                  ------------
                                                     8,046,344
                                                  ------------
BANKING  11.2%
BankAmerica                            45,000        3,889,687
Bank of New York                       62,000        3,762,625
Summit Bancorp                        129,350        6,144,125
                                                  ------------
                                                    13,796,437
                                                  ------------
DRUGS AND HEALTH CARE  2.9%
Bristol-Myers Squibb                   30,900        3,551,569
                                                  ------------
ELECTRIC UTILITIES  3.0%
Dominion Resources                     91,000        3,708,250
                                                  ------------
ENERGY  3.2%
Texaco                                 65,800        3,927,437
                                                  ------------
FINANCE AND INSURANCE  15.5%
THE EQUITABLE COMPANIES  55,0004,121,562
Federal National Mortgage
   Association                         60,100        3,651,075
St. Paul Companies                     88,846        3,737,085
Travelers                              62,000        3,758,750
Washington Mutual                      90,500        3,928,266
                                                  ------------
                                                    19,196,738
                                                  ------------
FOOD  3.3%
Dole Food                              81,500        4,049,531
                                                  ------------
HOUSEHOLD PRODUCTS
AND FURNISHINGS  9.0%
Armstrong World Industries             50,000        3,368,750
Dial                                  150,000        3,890,625
Kimberly-Clark                         84,500        3,876,437
                                                  ------------
                                                    11,135,812
                                                  ------------
INDUSTRIAL EQUIPMENT  3.3%
General Electric                       45,000        4,095,000
                                                  ------------
MEDICAL PRODUCTS AND
TECHNOLOGY  6.4%
Baxter International                   65,100        3,503,194
Medtronic                              70,000        4,462,500
                                                  ------------
                                                     7,965,694
                                                  ------------

                                       SHARES        VALUE
                                     ----------   ------------
OFFICE EQUIPMENT  3.2%
Xerox                                  38,500     $  3,912,562
                                                  ------------
PACKAGING  3.1%
Crown Cork & Seal                      80,000        3,800,000
                                                  ------------
PAPER AND FOREST
PRODUCTS  5.0%
CHAMPION INTERNATIONAL                 49,200        2,420,025
Georgia-Pacific                        63,000        3,713,063
                                                  ------------
                                                     6,133,088
                                                  ------------
RETAIL TRADE  8.6%
May Department Stores                  53,000        3,471,500
Penney (J.C.)                          46,000        3,326,375
Sears, Roebuck                         63,000        3,846,938
                                                  ------------
                                                    10,644,813
                                                  ------------
SPECIALTY MATERIALS  2.8%
Raychem                               115,000        3,399,688
                                                  ------------
TOBACCO  3.2%
Philip Morris                         100,500        3,957,188
                                                  ------------
TOTAL COMMON STOCKS
(Cost $108,537,353)                                119,112,026
SHORT-TERM HOLDINGS  3.6%
(Cost $4,500,000)                                    4,500,000
                                                  ------------
TOTAL INVESTMENTS  100.1%
(Cost $113,037,353)                                123,612,026
OTHER ASSETS
   LESS LIABILITIES  (0.1)%                           (161,563)
                                                  ------------
NET ASSETS 100.0%                                 $123,450,463
                                                  ============


--------------
See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998


ASSETS:

Investments, at value:
   Common stocks (cost $108,537,353) .....................  $119,112,026
   Short-term holdings (cost $4,500,000) .................     4,500,000        $123,612,026
                                                            ------------
Cash ...................................................................              51,270
Receivable for Capital Stock sold ......................................           1,660,708
Receivable for dividends and interest ..................................             172,542
Expenses prepaid to shareholder service agent                                         16,334
Deferred organization expenses .........................................               9,877
Other ..................................................................              31,376
                                                                                ------------
TOTAL ASSETS ...........................................................         125,554,133
                                                                                ------------
LIABILITIES:
Payable for securities purchased .......................................           1,750,804
Payable for Capital Stock repurchased ..................................             107,414
Accrued expenses, taxes, and other .....................................             245,452
                                                                                ------------
TOTAL LIABILITIES ......................................................           2,103,670
                                                                                ------------
NET ASSETS .............................................................        $123,450,463
                                                                                ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
   12,006,571 shares outstanding):
   Class A .............................................................        $      4,745
   Class B .............................................................               4,379
   Class D .............................................................               2,883
Additional paid-in capital .............................................         110,652,506
Undistributed net investment income ....................................              43,916
Undistributed net realized gain ........................................           2,167,361
Net unrealized appreciation of investments .............................          10,574,673
                                                                                ------------
NET ASSETS .............................................................        $123,450,463
                                                                                ============
NET ASSET VALUE PER SHARE:
CLASS A ($49,042,598 / 4,744,963 shares) ...............................              $10.34
                                                                                      ======
CLASS B ($44,860,337 / 4,378,525 shares) ...............................              $10.25
                                                                                      ======
CLASS D ($29,547,528 / 2,883,083 shares) ...............................              $10.25
                                                                                      ======


--------------
See Notes to Financial Statements.


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998


INVESTMENT INCOME:
Dividends .........................................................   $ 809,970
Interest ..........................................................      43,237
                                                                      ---------
TOTAL INVESTMENT INCOME ........................................................       $ 853,207

EXPENSES:
Management fee ....................................................     341,332
Distribution and service fees .....................................     287,866
Shareholder account services ......................................      96,698
Registration ......................................................      60,774
Shareholder reports and communications ............................      29,440
Auditing and legal fees ...........................................      12,847
Custody and related services ......................................      11,490
Directors' fees and expenses ......................................       2,500
Amortization of deferred organization expenses ....................       1,288
Miscellaneous .....................................................       2,341
                                                                      ---------
Total expenses before management fee waiver .......................     846,576
Management fee waiver .............................................     (25,379)
                                                                      ---------
TOTAL EXPENSES AFTER MANAGEMENT FEE WAIVER .....................................         821,197
                                                                                      ----------
NET INVESTMENT INCOME...........................................................          32,010

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments...................................   1,343,779
Net change in unrealized appreciation of investments...............   7,391,402
                                                                      ---------
NET GAIN ON INVESTMENTS............................................                    8,735,181
                                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS.............................                   $8,767,191
                                                                                      ==========



--------------
See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       SIX MONTHS ENDED   APRIL 25, 1997* TO
                                                                                         JUNE 30, 1998     DECEMBER 31, 1997
                                                                                        ----------------   ------------------
OPERATIONS:
Net investment income ..............................                                            $    32,010      $    34,008
Net realized gain on investments ...................                                              1,343,779        1,395,588
Net change in unrealized appreciation of investments                                              7,391,402        3,183,271
                                                                                                -----------      -----------
INCREASE IN NET ASSETS FROM OPERATIONS .............                                              8,767,191        4,612,867
                                                                                                -----------      -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .........................................                                                 --             (22,102)
Net realized gain on investments:
   Class A .........................................                                                 --            (268,929)
   Class B .........................................                                                 --            (188,489)
   Class D .........................................                                                 --            (114,588)
                                                                                               -----------       -----------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ..........                                                 --            (594,108)
                                                                                               -----------       -----------


                                                                       SHARES
                                                           ---------------  ------------------
                                                           SIX MONTHS ENDED APRIL 25, 1997* TO
                                                           JUNE 30, 1998    DECEMBER 31, 1997
                                                           ---------------  ------------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ............................................       1,628,843        2,081,806         16,256,836       17,203,013
   Class B ............................................       2,245,345        1,758,227         22,568,412       14,700,536
   Class D ............................................       1,114,726          769,857         11,264,200        6,526,662
Investment of dividends:
   Class A ............................................            --              2,282               --             20,514
Exchanged from associated Funds:
   Class A ............................................       1,148,187          673,049         11,487,564        5,675,733
   Class B ............................................         452,253          216,546          4,485,912        1,850,949
   Class D ............................................         925,796          538,684          9,034,262        4,563,959
Shares issued in payment of gain distributions:
   Class A ............................................            --             28,791               --            248,471
   Class B ............................................            --             19,544               --            167,688
   Class D ............................................            --             12,598               --            108,094
                                                          -------------    -------------      -------------    -------------
Total .................................................       7,515,150        6,101,384         75,097,186       51,065,619
                                                          -------------    -------------      -------------    -------------
Cost of shares repurchased:
   Class A ............................................        (291,647)        (117,118)        (2,949,416)        (997,479)
   Class B ............................................        (127,261)         (52,380)        (1,293,863)        (455,672)
   Class D ............................................         (89,751)         (30,230)          (868,102)        (264,838)
Exchanged into associated Funds:
   Class A ............................................        (348,876)         (67,357)        (3,503,257)        (583,297)
   Class B ............................................         (64,080)         (69,669)          (638,367)        (594,926)
   Class D ............................................        (213,452)        (145,145)        (2,148,094)      (1,250,982)
                                                          -------------    -------------      -------------    -------------
Total .................................................      (1,135,067)        (481,899)       (11,401,099)      (4,147,194)
                                                          -------------    -------------      -------------    -------------
INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS ....................................       6,380,083        5,619,485         63,696,087       46,918,425
                                                          =============    =============      -------------    -------------
INCREASE IN NET ASSETS ................................................................          72,463,278       50,937,184

NET ASSETS:
Beginning of period ...................................................................          50,987,185           50,001
                                                                                              -------------    -------------
END OF PERIOD (including undistributed net investment income of $43,916
and $11,906, respectively) ............................................................       $ 123,450,463    $  50,987,185
                                                                                              =============    =============

------------------------
* Commencement of operations.
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS



1. ORGANIZATION -- Seligman Large-Cap Value Fund (the "Fund") is a series of Seligman Value Fund Series, Inc., which was incorporated in the State of Maryland on January 27, 1997, and subsequently was registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The Fund had no operations prior to April 25, 1997 (commencement of operations),other than those related to organizational matters, and the sale and issuance to Seligman Financial Services, Inc. (the "Distributor")of 7,003 Class A shares of Capital Stock for $50,001 on April 4, 1997.

2. MULTIPLE CLASSES OF SHARES -- The Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1998, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

f. ORGANIZATION EXPENSES -- Deferred organization expenses are being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operations of the Fund.

NOTES TO FINANCIAL STATEMENTS


4. SHORT-TERM INVESTMENTS -- At June 30, 1998, the Fund owned short-term investments which matured in less than seven days.

5. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1998, amounted to $67,525,063 and $7,120,125, respectively.

   At June 30, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $12,735,811 and $2,161,138, respectively.

6. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% per annum of the Fund's average daily net assets. For the six months ended June 30, 1998, the Manager, at its discretion, waived a portion of its fees equal to $25,379. The management fees reflected in the Statement of Operations represent 0.74% per annum of the Fund's average daily net assets.

   The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $36,569 from sales of Class A shares, after commissions of $284,976 were paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1998, fees incurred under the Plan aggregated $43,715, or 0.24% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $146,128 and $98,023, respectively.

   The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the six months ended June 30, 1998, such charges amounted to $4,283. The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments retained by the Distributor for the six months ended June 30, 1998, amounted to $33,837.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1998, Seligman Services, Inc. received commissions of $2,019 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $4,330, pursuant to the Plan.

NOTES TO FINANCIAL STATEMENTS

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $93,398 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1998, of $688 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

7. COMMITTED LINE OF CREDIT -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50% on an overnight basis. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

FINANCIAL HIGHLIGHTS








    The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of eachClass, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, using average shares outstanding.

    "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.


                                                    CLASS  A                   CLASS B                   CLASS D
                                             ----------------------     -----------------------   -----------------------
                                             SIX MONTHS    4/25/97*      SIX MONTHS    4/25/97*    SIX MONTHS    4/25/97*
                                               ENDED          TO           ENDED        TO           ENDED          TO
                                              6/30/98      12/31/97       6/30/98     12/31/97      6/30/98      12/31/97
                                             ----------------------     ------------  ---------   ------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ......   $ 9.09        $ 7.14          $ 9.04    $  7.14         $  9.04      $  7.14
                                              ------        ------          ------    -------         -------      -------
Net investment income (loss)** ............     0.03          0.03           (0.01)     (0.01)          (0.01)       (0.01)
Net realized and unrealized investment gain     1.22          2.06            1.22       2.04            1.22         2.04
                                              ------        ------          ------    -------         -------      -------
INCREASE FROM INVESTMENT OPERATIONS .......     1.25          2.09            1.21       2.03            1.21         2.03
Dividend paid .............................       --         (0.01)             --         --              --           --
Distributions from net gain realized ......       --         (0.13)             --      (0.13)             --        (0.13)
                                              ------        ------          ------    -------         -------      -------
NET INCREASE IN NET ASSET VALUE ...........     1.25          1.95            1.21       1.90            1.21         1.90
                                              ------        ------          ------    -------         -------      -------
NET ASSET VALUE, END OF PERIOD ............   $10.34        $ 9.09          $10.25    $  9.04          $10.25      $  9.04
                                              ======        ======          ======    =======         =======      =======
TOTAL RETURN BASED ON NET ASSET VALUE: ....    13.75%        29.28%          13.38%     28.46%          13.38%       28.46%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ............     1.49%+        1.47%+          2.25%+     2.25%+          2.25%+       2.25%+
Net investment income (loss) to average
  net assets ..............................     0.51%+        0.58%+         (0.25)%+   (0.20)%+        (0.25)%+     (0.20)%+
Portfolio turnover ........................     8.39%        38.74%           8.39%     38.74%           8.39%       38.74%

NET ASSETS, END OF PERIOD (000s omitted) ..   $49,043       $23,699         $44,860    $16,930         $29,547      $10,358
Without management fee waiver:**
  Net investment gain (loss) per share ....    $0.02             --         $(0.02)    $(0.05)         $(0.02)      $(0.05)
  Ratios:
  Expenses to average net assets ..........     1.55%+        2.07%+          2.31%+     2.85%+          2.31%+       2.85%+
  Net investment income (loss) to average
    net assets ............................     0.45%+       (0.02)%+        (0.31)%+   (0.80)%+        (0.31)%+     (0.80)%+


-------------------
  * Commencement of operations.
 ** The Manager, at its discretion, waived a portion of its fees for the periods presented.
  + Annualized.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS



THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN LARGE-CAP VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Large-Cap Value Fund as of June 30, 1998, the related statements of operations for the six months then ended, and of changes in net assets and the financial highlights for the six months then ended and for the period from April 25, 1997 (commencement of operations)to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Large-Cap Value Fund as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
July 31, 1998

BOARD OF DIRECTORS




JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, The New York and Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation
CHAIRMAN OF THE BOARD OF TRUSTEES, St. George's School

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J.&W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J.& W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT, J.& W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT, J.& W. Seligman & Co. Incorporated

----------------

Member:   1 Executive Committee
          2 Audit Committee
          3 Director Nominating Committee
          4 Board Operations Committee

EXECUTIVE OFFICERS






WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

NEIL T. EIGEN
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY





FOR MORE INFORMATION


MANAGER
J.& W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP



GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement Plan Services
(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS




CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio. For tax purposes, these profits may be taxed at different rates, primarily depending upon the length of time the securities were owned by the fund.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains updated or more detailed information about a mutual fund and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


-----------------
Adapted from the Investment Company Institute's 1997 MUTUAL FUND FACT BOOK.

   THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN LARGE-CAP VALUE FUND, WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


















                       SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of


                             J.& W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


EQVL3 6/98                                       Logo Printed on Recycled Paper



================================================================================
                                    SELIGMAN

                                    [PICTURE]




                                    SELIGMAN
                                    SMALL-CAP
                                    VALUE FUND




================================================================================
                     A VALUE APPROACH TO SEEKING THE CAPITAL
                   APPRECIATION POTENTIAL OF SMALLER COMPANIES

                         JUNE 30, 1997 o MID-YEAR REPORT

================================================================================
OVER THE LONG TERM -- J. & W. SELIGMAN & CO. INCORPORATED

--------------------------------------------------------------------------------
TIME IS THE TEST

   In an industry that has changed dramatically in recent years, it's comforting to know that stability, tradition, and consistent professional service can still be found in an investment management firm.

   J. & W. Seligman & Co. Incorporated has been providing financial services for more than 130 years. From its beginning, Seligman has followed a long-term approach to making money for its clients, by managing investment products and services of the highest quality. Today, Seligman manages the Seligman Group of Funds, which offers investors more than 50 investment options.

A PLACE IN HISTORY

     Established in 1864, Seligman played a major role in the geographical expansion and industrial development of the United States. The firm helped finance the westward path of the railroads and the building of the Panama Canal. In the late 1800s and early 1900s, the firm was instrumental in financing the fledgling automobile and steel industries. Seligman also participated in the original underwritings for some of the nation's most prominent companies, including General Motors, Victor Talking Machine, United Artists Theater Circuit, and Maytag. In 1929, Seligman introduced Tri-Continental Corporation -- which today is the nation's largest diversified closed-end investment company. In 1930, Seligman began managing its first mutual fund, Broad Street Investing Co., now known as Seligman Common Stock Fund.

                                                        ------------------------


                                                                [PHOTO]


                                                        ------------------------
                                                           James, Jesse, and
                                                            Joseph Seligman

SELIGMAN SMALL-CAP VALUE FUND
   Seligman Small-Cap Value Fund, which commenced operations on April 25, 1997, is designed for long-term investors seeking capital appreciation. What makes the Fund different from many other small-company mutual funds is its adherence to a value discipline. The Value Team will only invest in as many stocks as they can closely follow. Because of this attention, buy decisions tend to be made with the long term in mind.
--------------------------------------------------------------------------------

TABLE OF CONTENTS

To the Shareholders ..................................      1
Interview with Your Portfolio Managers ...............      2
Performance Overview .................................      4
Portfolio Overview ...................................      6
Portfolio of Investments .............................      8
Statement of Assets and Liabilities ..................      9
Statement of Operations ..............................     10
Statement of Changes in Net Assets ...................     11
Notes to Financial Statements ........................     12
Financial Highlights .................................     14
Report of Independent Auditors .......................     15
Board of Directors/Executive Officers ................     16
Glossary of Financial Terms ..........................     17



"As value managers, the Value Team looks to buy a stock at a lower price than it believes the stock is worth. As such, the team examines companies that are overlooked or undiscovered by the investment community, as reflected in the stock price. The team employs fundamental research to analyze company characteristics, such as price-to-book ratio, price-to-earnings ratio, growth, and return on equity."

                                                           -- WILLIAM C. MORRIS,
                                                                   FUND CHAIRMAN

================================================================================
TO THE SHAREHOLDERS

   In its first two months, Seligman Small-Cap Value Fund posted outstanding results. Its total return of 20.45% based on the net asset value of Class A shares significantly outperformed both the Russell 2000 Index and the Standard and Poor's 500 Composite Stock Price Index. Additional information on the Fund's results appears on page 4.

   We are pleased to introduce and welcome the Seligman Value Team. Their arrival at the Seligman Group of Funds formalizes J. & W. Seligman's commitment to value investing and now allows us to offer our Shareholders a more complete selection of investment choices. The Value Team's outstanding long-term record and years of experience are well known in the industry.

   Why invest in a value fund? Because value investing is complementary to growth investing, and a prudent strategy for investing in small-company stocks may be to include both investment disciplines. A value manager seeks out-of-favor and/or undiscovered companies, whose stock prices tend to be inexpensive, with overlooked potential for earnings acceleration. A value manager buys a stock believing either that there is a catalyst for change which will dramatically increase earnings, or that the company will be discovered and become attractive to other investors. A value investment style means the manager will want to buy a stock before these changes occur in order to take advantage of the full appreciation of a holding.

   We believe the current market environment is uniquely suited to value investing. While there has been tremendous appreciation in a select group of the largest-capitalization stocks in the equity market in the last two years, many small-capitalization stocks have lagged and their valuations have remained inexpensive relative to those large-capitalization stocks. The recent outperformance of small-capitalization stocks, which began in May, could be indicative of greater investor interest in reasonable valuations. As a value investor, the Fund should be uniquely positioned if this trend continues.

   As the Fund constructed its portfolio before the renewed interest in small companies occurred, it was able to take advantage of the undervaluations of small-capitalization stocks relative to their larger peers. Rising investor interest, reasonable valuations, and the higher earnings growth found in the small-company arena should support the performance of Seligman Small-Cap Value Fund going forward.

   We thank you for your support of Seligman Small-Cap Value Fund, and look forward to serving your investment needs in the many years to come.

   A discussion with your Portfolio Managers and the Fund's portfolio of investments follow this letter.

By order of the Board of Directors,



/s/William C. Morris
--------------------
William C. Morris
Chairman

                                                          /s/ Brian T. Zino
                                                          ----------------------
                                                          Brian T. Zino
                                                          President

August 1, 1997

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGERS, NEIL T. EIGEN AND RICHARD S. ROSEN

Q.  HOW DID SELIGMAN SMALL-CAP VALUE FUND PERFORM THROUGH JUNE 30, 1997?
A. Seligman Small-Cap Value Fund has had very competitive results thus far in 1997. The Fund's total return of 20.45% since inception on April 25, 1997, based on the net asset value of Class A shares, easily surpassed the May and June 13.42% total return of the Russell 2000 Value Index, a benchmark for small-company value stocks. The Fund's total return also outperformed the 15.89% two-month total return of the Russell 2000 Index, a leading small-company stock benchmark. Further, the Fund's total return was significantly ahead of the 10.84% two-month total return for the large-company Standard and Poor's 500 Composite Stock Price Index (S&P 500).

Q.  WHICH ECONOMIC FACTORS AFFECTED THE FUND'S PERFORMANCE IN ITS FIRST MONTHS?
A. Moderate, yet vibrant, economic growth, low inflation, and strong profitability throughout corporate America spurred the performance of the equity markets throughout the second quarter of 1997. The Fund's stocks were positively affected by this economic background, as many of the companies in the portfolio announced positive earnings surprises, meaning that their quarterly earnings reports were stronger than analysts' consensus estimates.

Q.  WHICH MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE IN ITS FIRST MONTHS?
A. While there was some improvement in the second quarter, the small-capitalization area has been lagging in performance since mid-1996. In one of the largest disparities in the past 30 years, the Russell 2000 has underperformed the S&P 500 for the past 12 months. However, we were able to identify stocks that we felt offered incredible value in this market environment.
      While large companies continued to dramatically outperform smaller-companies through April, there was a significant broadening of the market midway through the second quarter. The undervaluation of the small-capitalization group versus large-capitalization stocks resulted in very strong upward moves when these stocks found more investor support. The recognition of small-capitalization value in May and June was very important to the Fund's overall performance.
      Another factor contributing to the Fund's results was the strong performance of small-capitalization industrial, capital equipment, and outsourcing companies. These companies benefited from the profitability of their major customers, which continued spending on equipment upgrades and modernization. This trend benefited small companies that provide goods and services to large companies.
      There have been, and there will always be, times when the performance of small-capitalization stocks is different from large-capitalization stocks. We continue to manage the portfolio with the full understanding that small-capitalization stocks have, over longer periods of time, outperformed large-capitalization stocks. However, past performance is not indicative of future results.


--------------------------------------------------------------------------------

[PHOTO]

SELIGMAN VALUE TEAM:(FROM LEFT) NEVIS GEORGE (ADMINISTRATIVE ASSISTANT), MILTON RUBIN (CLIENT SERVICES), RICHARD S. ROSEN (CO-PORTFOLIO MANAGER), (SEATED) NEIL
T. EIGEN (CO-PORTFOLIO MANAGER)


TEAM APPROACH
Seligman Small-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen. Mr. Eigen, who has 29 years of experience as a value investor, is assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued small-capitalization companies with the potential for high returns on equity.

--------------------------------------------------------------------------------

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGERS, NEIL T. EIGEN AND RICHARD S. ROSEN

Q.  WHAT WAS YOUR INVESTMENT STRATEGY?
A. We looked at companies with market capitalizations of less than $1 billion with a product line and a management team that would drive the companies to new heights of prosperity. Most stocks in the portfolio are under-followed, with few analysts reviewing results, and under-owned, with few new institutional investors purchasing these stocks. This usually results in what we consider to be outstanding buying opportunities. In constructing the portfolio, we look for stocks with low price-to-earnings ratios relative to the Russell 2000 universe, and companies with vibrant and focused managements with vision. Generally, we want to invest prior to the large acceleration in earnings that we expect to see.

Q.  WHAT IS THE OUTLOOK?
A. We are very positive about the long-term outlook for Seligman Small-Cap Value Fund. We believe that the continuing undervaluation of the group will result in a period of outperformance as the pricing discrepancy corrects going forward. Additionally, we expect that we will continue to find small-capitalization companies selling at discounts to their estimated growth rates -- something more difficult to find in the large-capitalization sector.

================================================================================
PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS*
FOR THE PERIOD ENDED JUNE 30, 1997
                                       SINCE
                                     INCEPTION
                                      4/25/97
                                   ------------
CLASS A
With Sales Charge                      14.67%
Without Sales Charge                   20.45

CLASS B
With 5% CDSL                           15.31
Without CDSL                           20.31

CLASS D
With 1% CDSL                           19.31
Without CDSL                           20.31

RUSSELL 2000 VALUE INDEX**             13.42+

RUSSELL 2000 INDEX**                   15.89+

NET ASSET VALUE

               JUNE 30, 1997      APRIL 25, 1997
              --------------      ---------------

CLASS A            $8.60               $7.14
CLASS B             8.59                7.14
CLASS D             8.59                7.14


CAPITAL GAIN INFORMATION
FOR THE PERIOD ENDED JUNE 30, 1997

REALIZED           $0.073
UNREALIZED          0.549++

----------
 * Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
** The Russell 2000 Value Index and the Russell 2000 Index are unmanaged benchmarks that assume investment of dividends, and do not reflect fees and sales charges. Investors cannot invest directly in an index.
 + From April 30, 1997.
++ Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1997.

================================================================================
PERFORMANCE OVERVIEW


GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS A SHARES
APRIL 25, 1997+, TO JUNE 30, 1997

[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE]

4/25/97 ..............    9,520*
4/30/97 ..............    9,600
 5/5/97 ..............    9,920
5/12/97 ..............    9,973
5/19/97 ..............   10,280
5/27/97 ..............   10,360
5/31/97 ..............   10,547
 6/2/97 ..............   10,653
 6/9/97 ..............   10,973
6/16/97 ..............   11,267
6/23/97 ..............   11,253
6/30/97 ..............   11,467


GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS B SHARES
APRIL 25, 1997+, TO JUNE 30, 1997

[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE]

4/25/97 ..............   10,000
4/30/97 ..............   10,084
 5/5/97 ..............   10,420
5/12/97 ..............   10,476
5/19/97 ..............   10,798
5/27/97 ..............   10,882
5/31/97 ..............   11,064
 6/2/97 ..............   11,176
 6/9/97 ..............   11,527
6/16/97 ..............   11,821
6/23/97 ..............   11,821
6/30/97 ..............   12,031**


GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS D SHARES
APRIL 25, 1997+, TO JUNE 30, 1997

[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE]

4/25/97 ..............   10,000
4/30/97 ..............   10,084
 5/5/97 ..............   10,420
5/12/97 ..............   10,476
5/19/97 ..............   10,798
5/27/97 ..............   10,882
5/31/97 ..............   11,064
 6/2/97 ..............   11,176
 6/9/97 ..............   11,527
6/16/97 ..............   11,821
6/23/97 ..............   11,821
6/30/97 ..............   12,031**

----------
 * Net of the 4.75% maximum initial sales charge.
** Excludes the effect of the 5% and 1% CDSL for Class B and Class D shares, respectively.
 + Inception date.

================================================================================
PORTFOLIO OVERVIEW

DIVERSIFICATION OF ASSETS
JUNE 30, 1997

                                                                                PERCENT OF
                                                                                NET ASSETS
                                          ISSUES         COST        VALUE     JUNE 30, 1997
                                         --------   -----------   -----------  -------------
Other Assets Less Liabilities ......        --      $    54,636   $    54,636       0.1
                                         --------   -----------   -----------     -----
Common Stocks:
     Apparel and Textiles ..........         1        1,083,031     1,432,813       2.9
     Appliances ....................         1        1,653,526     1,842,188       3.8
     Automotive and Trucking .......         1        1,202,900     1,533,125       3.1
     Banking .......................         2        2,158,263     2,392,175       4.9
     Building and Construction .....         1        1,166,868     1,397,756       2.8
     Chemicals .....................         2        2,569,353     2,663,125       5.4
     Computer Software .............         1        1,521,341     1,601,250       3.3
     Distributors ..................         2        2,055,446     2,307,188       4.7
     Energy ........................         1        1,673,076     1,519,375       3.1
     Finance and Insurance .........         3        3,563,201     3,954,375       8.1
     Garden Products ...............         1        1,546,000     1,546,875       3.1
     Industrial Goods and Services .         1        1,034,435     1,207,938       2.5
     Machinery .....................         1        1,773,623     1,785,281       3.6
     Manufacturing .................         4        4,150,761     4,480,813       9.1
     Medical Products and Technology         2        2,511,825     2,424,734       4.9
     Oil and Gas ...................         1        1,470,737     1,418,750       2.9
     Packaging/Containers ..........         1          893,062       925,350       1.9
     Plastics ......................         1        1,049,123     1,088,938       2.2
     Printing and Publishing .......         1        1,399,121     1,490,312       3.0
     Restaurants ...................         2        2,148,228     2,415,165       4.9
     Retail Trade ..................         2        2,684,184     2,551,750       5.2
     Shipbuilding ..................         1        1,084,792     1,218,281       2.5
     Specialty Metals/Steel ........         1        1,286,550     1,320,619       2.7
     Telephone Utilities ...........         1          227,887       290,812       0.6
     Tobacco .......................         1        1,282,332     1,470,750       3.0
     Transportation ................         1        1,370,100     1,406,250       2.9
     Miscellaneous .................         1        1,361,444     1,370,625       2.8
                                        ------      -----------   -----------   -------
                                            38       45,921,209    49,056,613      99.9
                                        ------      -----------   -----------   -------
NET ASSETS .........................        38      $45,975,845   $49,111,249     100.0
                                        ======      ===========   ===========   =======

                                        6

================================================================================
PORTFOLIO OVERVIEW

LARGEST PORTFOLIO HOLDINGS
AT JUNE 30, 1997

SECURITY                                     VALUE
----------                              --------------
Windmere-Durable Holdings ..............   $1,842,188
Stewart & Stevenson Services ...........    1,785,281
HomeSide ...............................    1,640,625
Dialogic ...............................    1,601,250
Acorn Products .........................    1,546,875
Wabash National ........................    1,533,125
Ziegler Coal Holding ...................    1,519,375
Cadmus Communications ..................    1,490,312
DIMON ..................................    1,470,750
Dexter .................................    1,440,000

LARGEST INDUSTRIES
AT JUNE 30, 1997

[THE FOLLOWING TABLE REPRESENTS A BAR CHART IN THE PRINTED PIECE]

                                     PERCENT OF
                                     NET ASSETS               VALUE
                                     ----------             ----------
Manufacturing ........................  9.1%               $4,480,813
Finance and Insurance ................  8.1%                3,954,375
Chemicals ............................  5.4%                2,663,125
Retail Trade .........................  5.2%                2,551,750
Medical Products and Technology ......  4.9%                2,424,734

================================================================================
PORTFOLIO OF INVESTMENTS
June 30, 1997

                                                       SHARES           VALUE
                                                     ----------       ----------
COMMON STOCKS 99.9%

APPAREL AND TEXTILES 2.9%
Cutter & Buck*                                           87,500      $ 1,432,813
                                                                     -----------

APPLIANCES 3.8%
Windmere-Durable Holdings                               112,500        1,842,188
                                                                     -----------

AUTOMOTIVE AND TRUCKING 3.1%
Wabash National                                          55,000        1,533,125
                                                                     -----------

BANKING 4.9%
Bank United (Class A)                                    28,800        1,099,800
Bay View Capital                                         49,000        1,292,375
                                                                     -----------
                                                                       2,392,175
                                                                     -----------

BUILDING AND
CONSTRUCTION 2.8%
Dal-Tile International*                                  75,300        1,397,756
                                                                     -----------

CHEMICALS 5.4%
Applied Extrusion Technologies*                         103,000        1,223,125
Dexter                                                   45,000        1,440,000
                                                                     -----------
                                                                       2,663,125
                                                                     -----------

COMPUTER SOFTWARE 3.3%
Dialogic*                                                60,000        1,601,250
                                                                     -----------

DISTRIBUTORS 4.7%
Cubic                                                    37,500          975,000
Elsag Bailey Process Auto*                               72,500        1,332,188
                                                                     -----------
                                                                       2,307,188
                                                                     -----------

ENERGY 3.1%
Ziegler Coal Holding                                     65,000        1,519,375
                                                                     -----------

FINANCE AND INSURANCE 8.1%
Berkley (W.R.)                                           20,000        1,170,000
HomeSide*                                                75,000        1,640,625
RenaissanceRe Holdings                                   30,000        1,143,750
                                                                     -----------
                                                                       3,954,375
                                                                     -----------

GARDEN PRODUCTS 3.1%
Acorn Products                                          110,000        1,546,875
                                                                     -----------

INDUSTRIAL GOODS AND
SERVICES 2.5%
Furon                                                    38,500        1,207,938
                                                                     -----------

MACHINERY 3.6%
Stewart & Stevenson Services                             68,500        1,785,281
                                                                     -----------

MANUFACTURING 9.1%
Furniture Brands International*                          61,700        1,195,438
Giant Cement Holding*                                    64,000        1,188,000
Mueller Industries*                                      20,000          875,000
Triangle Pacific*                                        38,500        1,222,375
                                                                     -----------
                                                                       4,480,813
                                                                     -----------


MEDICAL PRODUCTS
AND TECHNOLOGY 4.9%
Cephalon*                                               90,500         1,043,578
ChiRex*                                                114,500         1,381,156
                                                                     -----------
                                                                       2,424,734
                                                                     -----------

OIL AND GAS 2.9%
Equitable Resources                                     50,000         1,418,750
                                                                     -----------

PACKAGING/CONTAINERS 1.9%
BWAY*                                                   39,800           925,350
                                                                     -----------

PLASTICS 2.2%
Lamson & Sessions*                                     131,000         1,088,938
                                                                     -----------

PRINTING AND PUBLISHING 3.0%
Cadmus Communications                                   95,000         1,490,312
                                                                     -----------

RESTAURANTS 4.9%
Apple South                                             70,500         1,077,328
Foodmaker*                                              81,700         1,337,837
                                                                     -----------
                                                                       2,415,165
                                                                     -----------

RETAIL TRADE 5.2%
Abercrombie & Fitch (Class A)*                          71,000         1,313,500
Ann Taylor Stores*                                      63,500         1,238,250
                                                                     -----------
                                                                       2,551,750
                                                                     -----------

SHIPBUILDING 2.5%
Avondale Industries*                                    57,500         1,218,281
                                                                     -----------

SPECIALTY METALS/STEEL 2.7%
Universal Stainless
  & Alloy Products*                                    101,100         1,320,619
                                                                     -----------

TELEPHONE UTILITIES 0.6%
Davel Communications Group*                             16,500           290,812
                                                                     -----------

TOBACCO 3.0%
DIMON                                                   55,500         1,470,750
                                                                     -----------

TRANSPORTATION 2.9%
Pittston Burlington Group                               50,000         1,406,250
                                                                     -----------

MISCELLANEOUS 2.8%
VWR Scientific Products*                                85,000         1,370,625
                                                                     -----------

TOTAL INVESTMENTS 99.9%
(Cost $45,921,209)                                                    49,056,613

OTHER ASSETS
LESS LIABILITIES  0.1%                                                    54,636
                                                                     -----------

NET ASSETS--100.0%                                                   $49,111,249
                                                                     ===========

-----------
* Non-income producing security.
See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES
June 30, 1997

ASSETS:
Investments, at value:
     Common stocks (cost $45,921,209) .........................     $49,056,613
Receivable for Capital Stock sold .............................       3,130,894
Deferred organizational expenses ..............................          15,859
Receivable for interest and dividends .........................          12,825
Receivable from associated companies ..........................           1,511
Other .........................................................          55,338
                                                                    -----------
TOTAL ASSETS ..................................................      52,273,040
                                                                    -----------
LIABILITIES:
Payable for securities purchased ..............................       2,198,668
Payable to custodian ..........................................         804,505
Payable for Capital Stock repurchased .........................          62,153
Accrued expenses, taxes, and other ............................          96,465
                                                                    -----------
TOTAL LIABILITIES .............................................       3,161,791
                                                                    -----------
NET ASSETS ....................................................     $49,111,249
                                                                    ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($.001 par value; 1,000,000,000 shares authorized; 5,716,318 shares outstanding):
    Class A ...................................................     $     2,573
    Class B ...................................................           1,881
    Class D ...................................................           1,262
Additional paid-in capital ....................................      45,622,834
Accumulated net investment loss ...............................         (67,488)
Undistributed net realized gain ...............................         414,783
Net unrealized appreciation of investments ....................       3,135,404
                                                                    -----------
Net Assets ....................................................     $49,111,249
                                                                    ===========
NET ASSET VALUE PER SHARE:
CLASS A ($22,115,201 / 2,572,846 shares) ......................           $8.60
                                                                          =====
CLASS B ($16,152,479 / 1,880,891 shares) ......................           $8.59
                                                                          =====
CLASS D ($10,843,569 / 1,262,581 shares) ......................           $8.59
                                                                          =====

-------------
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS
For the Period April 25, 1997,* to June 30, 1997

INVESTMENT INCOME:
Dividends ......................................       $   29,109
Interest .......................................            4,372
                                                       ----------
TOTAL INVESTMENT INCOME ...........................................  $   33,481
EXPENSES:
Management fee .................................           36,181
Distribution and service fees ..................           23,396
Auditing and legal fees ........................           12,275
Registration ...................................           11,203
Shareholder account services ...................            8,628
Shareholder reports and communications .........            3,362
Custody and related services ...................            3,137
Directors' fees and expenses ...................              910
Deferred organizational expenses ...............              500
Miscellaneous ..................................            1,377
                                                       ----------
TOTAL EXPENSES ....................................................     100,969
                                                                     ----------
NET INVESTMENT LOSS ...............................................     (67,488)
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments ...............          414,783
Net change in unrealized appreciation
of investments .................................        3,135,404
                                                       ----------
NET GAIN ON INVESTMENTS ...........................................   3,550,187
                                                                     ----------
INCREASE IN NET ASSETS FROM OPERATIONS ............................  $3,482,699
                                                                     ==========

-----------------
* Commencement of operations.
See Notes to Financial Statements.

================================================================================
STATEMENT OF CHANGES IN NET ASSETS

                                                                 APRIL 25, 1997*
                                                                        TO
                                                                  JUNE 30, 1997
                                                                  --------------
OPERATIONS:
Net investment loss ...........................................      $  (67,488)
Net realized gain on investments ..............................         414,783
Net change in unrealized appreciation of investments ..........       3,135,404
                                                                    -----------
INCREASE IN NET ASSETS FROM OPERATIONS ........................       3,482,699
                                                                    -----------
                                                    SHARES
                                                --------------
                                                APRIL 25, 1997*
                                                      TO
                                                JUNE 30, 1997
                                                --------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ..................................       2,026,414        16,059,987
   Class B ..................................       1,815,433        14,532,546
   Class D ..................................         979,174         7,805,714
Exchanged from associated Funds:
   Class A ..................................         572,724         4,676,285
   Class B ..................................          80,487           641,062
   Class D ..................................         290,843         2,311,231
                                                    ---------       -----------
Total .......................................       5,765,075        46,026,825
                                                    ---------       -----------

Cost of shares repurchased:
   Class A ..................................         (21,843)         (179,140)
   Class B ..................................          (5,077)          (42,468)
   Class D ..................................          (5,381)          (44,248)
Exchanged into associated Funds:
   Class A ..................................         (11,452)          (89,791)
   Class B ..................................          (9,952)          (75,445)
   Class D ..................................          (2,055)          (17,184)
                                                    ---------       -----------
Total .......................................         (55,760)         (448,276)
                                                    ---------       -----------
INCREASE IN NET ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ...............       5,709,315        45,578,549
                                                    =========       ===========
INCREASE IN NET ASSETS .........................................     49,061,248

NET ASSETS:
Beginning of period ............................................         50,001
                                                                    -----------
END OF PERIOD (including accumulated
   net investment loss of $67,488) .............................    $49,111,249
                                                                    ===========

------------------
* Commencement of operations.
See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION -- Seligman Small-Cap Value Fund (the "Fund") is a series of Seligman Value Fund Series, Inc., which was incorporated in the State of Maryland on January 27, 1997, and subsequently was registered under the Investment Act of 1940 as an open-end, diversified management investment company. The Fund had no operations prior to April 25, 1997 (commencement of operations), other than those related to organizational matters, and the sale and issuance to Seligman Financial Services, Inc. (the "Distributor") of 7,003 Class A shares of Capital Stock for $50,001 on April 4, 1997.

2. MULTIPLE CLASSES OF SHARES -- The Fund offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months after purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year after purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

3. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. The Fund will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the period ended June 30, 1997, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

f. ORGANIZATIONAL EXPENSES -- Deferred organizational expenses are being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operation of the Fund.

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the period ended June 30, 1997, amounted to $47,818,459 and $2,312,033, respectively.

    At June 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $3,686,072 and $550,668, respectively.

================================================================================
NOTES TO FINANCIAL STATEMENTS

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets.

    The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $7,632 from sales of Class A shares, after commissions of $432,189 paid to dealers.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the period ended June 30, 1997, fees incurred aggregated $3,717, or 0.22% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the period ended June 30, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $11,481 and $8,198, respectively.

    The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the period ended June 30, 1997, such charges amounted to $395.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class Bshares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor, for the period ended June 30, 1997, was $36,615.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the period ended June 30, 1997, Seligman Services, Inc. received commissions from the sales of Fund shares and distribution and service fees pursuant to the Plan, aggregating $475.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $8,628 for shareholder account services.

    Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at June 30, 1997, of $86 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

================================================================================
FINANCIAL HIGHLIGHTS

   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, using average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

   "Average commission rate paid" represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid.

                                                  CLASS A           CLASS B           CLASS D
                                                  -------           -------           -------
                                                  4/25/97*          4/25/97*          4/25/97*
                                                    TO                TO                TO
                                                  6/30/97           6/30/97           6/30/97
                                                  -------           -------            ------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ......       $  7.14           $  7.14           $  7.14
                                                  -------           -------           -------
Net investment loss .......................          (.02)             (.03)             (.03)
Net realized and unrealized investment gain          1.48              1.48              1.48
                                                  -------           -------           -------
INCREASE FROM INVESTMENT OPERATIONS .......          1.46              1.45              1.45
Distributions from net gain realized ......          --                --                --
                                                  -------           -------           -------
NET INCREASE IN NET ASSET VALUE ...........          1.46              1.45              1.45
                                                  -------           -------           -------
NET ASSET VALUE, END OF PERIOD ............       $  8.60           $  8.59           $  8.59
                                                  =======           =======           =======
TOTAL RETURN BASED ON NET ASSET VALUE: ....         20.45%            20.31%            20.31%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ............          2.36%+            3.14%+            3.14%+
Net investment loss to average net assets .        (1.44)%+          (2.22)%+          (2.22)%+
Portfolio turnover ........................         10.12%            10.12%            10.12%
Average commission rate paid ..............        $ .0564           $ .0564           $ .0564
NET ASSETS, END OF PERIOD
(000s omitted) ............................        $22,115           $16,152           $10,844

------------------------
* Commencement of operations.
+ Annualized.
See Notes to Financial Statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN SMALL-CAP VALUE FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Small-Cap Value Fund as of June 30, 1997, the related statements of operations and of changes in net assets, and the financial highlights for the period from April 25, 1997 (commencement of operations) to June 30, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Small-Cap Value Fund as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated period in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
August 1, 1997
--------------------------------------------------------------------------------
                                       15

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------
FRED E. BROWN
DIRECTOR EMERITUS
DIRECTOR AND CONSULTANT, J. & W. Seligman & Co.
   Incorporated

JOHN R. GALVIN 2
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
DIRECTOR OR TRUSTEE, Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD, J. & W. Seligman & Co.
   Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3
DIRECTOR OR TRUSTEE, Various Organizations

JAMES N. WHITSON 2
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
   Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee

--------------------------------------------------------------------------------
EXECUTIVE OFFICERS
--------------------------------------------------------------------------------
WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

NEIL T. EIGEN
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY
--------------------------------------------------------------------------------
                                       16

================================================================================
GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. The fund generates short-term capital gains when portfolio securities held for less than one year are sold at a profit. The fund generates long-term capital gains when portfolio securities held for one year or more are sold at a profit. Short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at the federal capital gains rate appropriate to the shareholder's tax bracket.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The increase in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. Assuming the same rate of return, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of the fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.


NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's shares can be purchased. The offering price is the current net asset value per share plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as the fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SECURITIES AND EXCHANGE COMMISSION (SEC) -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.


-----------------
Adapted from the Investment Company Institute's 1996 MUTUAL FUND
FACT BOOK.

--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan
                   Services
(800) 622-4597     24-Hour Automated
                   Telephone Access
                   Service
--------------------------------------------------------------------------------


                        SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                             J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


               THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF
              SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING
             PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN
                              SMALL-CAP VALUE FUND,
               WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES,
                MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE
             PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.



                                                                [LOGO]
EQVS3 6/97                                             Printed on Recycled Paper